UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2012

NEXCORE HEALTHCARE CAPITAL CORP

(Exact name of registrant as specified in its charter)

Delaware	000-50764	20-0003432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1621 18th Street, Suite 250 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 244-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 14, 2012, we issued a press release entitled “NexCore Reports 63% Increase in 2011 Revenue” which sets forth disclosure regarding our results of operations for the year ended December 31, 2011. A copy of this press release is attached hereto as Exhibits 99.1 and incorporated herein by reference. This Item 2.02 and the attached exhibit 99.1 is provided under Item 2.02 of Form 8-K and are furnished to, and shall not be deemed to be “filed” with, the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Press release dated February 14, 2012 and entitled “NexCore Reports 63% Increase in 2011 Revenue”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXCORE HEALTHCARE CAPITAL CORP
February 15, 2012

	By:	/s/ Robert E. Lawless
		Name:	Robert E. Lawless
		Title:	Chief Financial Officer